UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2010 (November 17, 2010)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 17, 2010, Walter Energy, Inc. (the “Company”) entered into a share purchase agreement (the “Share Purchase Agreement”) with Audley Capital Management Limited, Audley European Opportunities Master Fund Limited, Audley Investment I and Audley Investment II (collectively, “Audley”), providing for the purchase by the Company and the sale by Audley of 54,547,858 common shares representing approximately 19.8 percent of the outstanding common shares of Western Coal Corp. (“Western Coal”).

Share Purchase Agreement

Pursuant to the Share Purchase Agreement, the Company has agreed to purchase Western Coal common shares from Audley in two installments.  The Company shall acquire the first installment of 25,274,745 common shares for CAD$11.50 in cash upon the satisfaction of the conditions to closing that purchase.  Immediately upon the completion of a business combination between the Company and Western Coal or no later than April 30, 2011 (each a “Subsequent Event”), and upon satisfaction of applicable closing conditions, the Company shall acquire the second installment of 29,273,113 common shares for, the equivalent of CAD$11.50 for each second installment share in such combination of cash and/or shares of Walter common stock based on the same methods for determining the exchange ratio and on the basis of providing the same elections in respect of the consideration (the “Form of Consideration”) as is agreed upon in the definitive agreement between Walter and Western Coal providing for such business combination in respect of the consideration for the other shareholders of Western Coal, provided that if the Form of Consideration is not acceptable to Audley, each second installment share will be purchased for CAD$11.50 in cash.  If Western Coal receives a competing acquisition proposal by a third party before a Subsequent Event, the Company may elect to purchase the second installment of common shares at any time prior to April 30, 2011, on notice to Audley, in order to enable the Company to participate in the competing acquisition proposal, and Audley will receive a cash payment equal to 50% of the consideration received by the Company in excess of the purchase price for the Western Coal common shares acquired in the second installment.  If, prior to April 30, 2011, the Company completes a business combination with Western Coal at a purchase price greater than CAD$11.50 per common share, the Company shall pay to Audley the excess over CAD$11.50 for each share purchased in the second installment.  The excess payment shall be made in cash, and/or Company common shares on the same basis as received by the other holders of Western Coal common shares in such business combination.

Closings under the Share Purchase Agreement are subject to customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and compliance with any other applicable competition laws.

Pursuant to the terms of the Share Purchase Agreement, among other things, (i) Audley is prohibited from soliciting alternative transactions with respect to its interests in Western Coal, (ii) until the occurrence of a Subsequent Event, Audley has agreed not to transfer or dispose of the Western Coal common shares to be sold to the Company or grant any proxies, powers-of-attorney or voting rights with respect to such common shares except as contemplated by the Share Purchase Agreement and (iii) until the earlier of a Subsequent Event or termination of the Share Purchase Agreement, Audley has appointed the Company as attorney-in-fact with the power to vote by proxy the common shares to be sold to the Company.

The foregoing summary of the Share Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Share Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01              Other Events.

Press Release

On November 18, 2010, the Company issued a press release announcing (i) the Share Purchase Agreement with Audley, (ii) that the Company had submitted a proposal to Western Coal to acquire all outstanding common shares of Western Coal at a price of CAD$11.50 per share payable in a combination of cash and shares of common stock of the Company and (iii) that the Company and Western Coal had agreed to work exclusively with one another for a period of up to 14 days toward the negotiation of a definitive agreement to implement the proposed acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 8.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Forward-Looking Statements

This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the Proposed Transaction and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of any of the transactions discussed above, or whether they will close at all.  Investors and security holders may obtain free copies of documents filed by the Company with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by the Company at www.walterenergy.com.  The Company does not assume any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Share Purchase Agreement, dated as of November 17, 2010
99.1	Press Release of Walter Energy, Inc., dated November 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: November 18, 2010	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President interim General Counsel and Secretary